UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21583

CLOUGH GLOBAL ALLOCATION FUND

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Erin Douglas Nelson

Clough Global Allocation Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: March 31

Date of reporting period: December 31, 2012

Item 1 – Schedule of Investments.

Clough Global Allocation Fund

STATEMENT OF INVESTMENTS

December 31, 2012 (Unaudited)

	Shares	Value
COMMON STOCKS 111.79%
Consumer Discretionary 20.02%
Allison Transmission Holdings, Inc.(a)(b)(c)	79,455	$1,622,471
Arcos Dorados Holdings, Inc. - Class A(a)(b)	26,600	318,136
Arezzo Industria e Comercio S.A.	21,638	417,965
Ascena Retail Group, Inc.(a)(d)	38,700	715,563
BorgWarner, Inc.(a)(b)(d)	17,200	1,231,864
Bosideng International Holdings, Ltd.	2,395,590	710,871
Charter Communications, Inc.(d)	5,603	427,173
Cia Hering	20,499	420,392
Cinemark Holdings, Inc.(a)(b)	35,575	924,239
Denso Corp.	13,500	463,271
Ford Motor Co.(a)(b)	253,338	3,280,727
H&R Block, Inc.(a)(b)	222,086	4,124,137
Honda Motor Co., Ltd.	10,348	375,650
International Meal Co. Holdings S.A.	31,223	385,808
Lamar Advertising Co. - Class A(a)(b)(d)	22,287	863,621
Liberty Global, Inc. - Class A(a)(b)(d)	27,234	1,715,470
Liberty Interactive Corp. - Class A(a)(b)(d)	71,012	1,397,516
Liberty Media Corp. - Liberty Capital(a)(d)	15,012	1,741,542
Liberty Ventures - Series A(a)(b)(d)	31,822	2,156,259
Man Wah Holdings, Ltd.	1,498,600	1,249,019
Michael Kors Holdings, Ltd.(a)(d)	15,300	780,759
News Corp. - Class A(a)	26,696	681,816
Orient-Express Hotels, Ltd. - Class A(a)(d)	53,406	624,316
Sally Beauty Holdings, Inc.(a)(b)(d)	56,061	1,321,358
Signet Jewelers, Ltd.(a)	14,300	763,620
Time Warner, Inc.(a)	21,055	1,007,061
Toyota Motor Corp.	25,900	1,197,316
UNICASA Industria de Moveis S.A.(c)	64,300	351,412
Viacom, Inc. - Class B(a)(b)	39,600	2,088,504

		33,357,856

	Shares	Value
Consumer Staples 5.96%
Anheuser-Busch InBev NV - ADR(a)	9,174	$801,899
Brazil Pharma S.A.(c)	183,320	1,289,283
Cia de Bebidas das Americas - ADR(a)	20,130	845,259
Green Mountain Coffee Roasters, Inc.(a)(b)(d)	30,080	1,244,109
Heineken NV	22,300	1,485,587
M Dias Branco S.A.	12,300	469,112
Molson Coors Brewing Co. - Class B(a)(b)	35,910	1,536,589
Raia Drogasil S.A.	13,488	151,975
SABMiller PLC	27,800	1,275,768
Vinda International Holdings, Ltd.	601,498	822,604
WhiteWave Foods Co.(a)(d)	641	9,961

		9,932,146

Energy 15.44%
Natural Gas Leveraged Exploration & Production 3.88%
Cabot Oil & Gas Corp.(a)(b)	9,300	462,582
EQT Corp.(a)(b)	21,400	1,262,172
EXCO Resources, Inc.(a)	104,197	705,414
Range Resources Corp.(a)(b)	25,900	1,627,297
Southwestern Energy Co.(a)(b)(d)	72,382	2,418,282

		6,475,747

Non-North American Producers 2.46%
China Shenhua Energy Co., Ltd. - Class H	238,500	1,044,669
Eni SpA	39,613	958,953
InterOil Corp.(a)(b)(d)	21,019	1,167,185
Total S.A.(a)	18,000	936,180

		4,106,987

Oil Leveraged Exploration & Production 2.05%
Anadarko Petroleum Corp.(a)(b)	8,306	617,219
Gulfport Energy Corp.(a)(d)	42,308	1,617,012
Kodiak Oil & Gas Corp.(a)(d)	57,200	506,220
Noble Energy, Inc.(a)(b)	6,600	671,484

		3,411,935

Oil Services & Drillers 4.64%
Cameron International Corp.(a)(b)(d)	33,921	1,915,180
National Oilwell Varco, Inc.(a)(b)	28,980	1,980,783
Noble Corp.(a)(b)	26,783	932,584
Oil States International, Inc.(a)(d)	9,774	699,232
PetroChina Co., Ltd. - Class H	218,000	308,823

	Shares	Value
Energy (continued)
Schlumberger, Ltd.(a)(b)	7,800	$540,462
Seadrill, Ltd.(a)(b)	21,773	801,246
Weatherford International, Ltd.(a)(d)	48,981	548,097

		7,726,407

Tankers 2.41%
Golar LNG Partners LP(a)(b)	20,275	605,209
Golar LNG, Ltd.(a)(b)	92,606	3,406,049

		4,011,258

TOTAL ENERGY		25,732,334

Energy Infrastructure & Capital Equipment 0.44%
Dresser-Rand Group, Inc.(a)(d)	13,100	735,434

Financials 26.75%
Business Development Corporations 5.89%
Ares Capital Corp.(a)	194,992	3,412,360
Golub Capital BDC, Inc.(a)	53,100	848,538
Medley Capital Corp.(a)	34,088	496,321
PennantPark Investment Corp.(a)	142,952	1,571,757
Solar Capital, Ltd.(a)	115,394	2,759,071
Solar Senior Capital, Ltd.(a)	39,147	730,483

		9,818,530

Capital Markets 2.20%
CITIC Securities Co., Ltd. - Class H	803,684	2,032,320
Haitong Securities Co., Ltd.(d)	812,400	1,394,030
Indochina Capital Vietnam Holdings, Ltd.(c)(d)(e)	7,331	9,164
Nomura Holdings, Inc.	38,686	224,609

		3,660,123

Commercial Banks 4.88%
Bank of China, Ltd. - Class H	3,850,000	1,718,650
China Construction Bank Corp. - Class H	2,083,000	1,671,592
Grupo Financiero Santander Mexico SAB de CV - ADR(a)(d)	25,700	415,826
Industrial & Commercial Bank of China - Class H	2,429,000	1,723,617
Wells Fargo & Co.(a)(b)	75,992	2,597,407

		8,127,092

Diversified Financials 7.68%
Bank of America Corp.(a)(b)	675,922	7,840,695

	Shares	Value
Financials (continued)
Citigroup, Inc.(a)(b)	125,098	$4,948,877

		12,789,572

Insurance 3.30%
American International Group, Inc.(a)(b)(d)	155,882	5,502,635

Mortgage-Backed Securities Real Estate Investment Trusts 0.53%
American Capital Mortgage Investment Corp.(a)	18,710	440,995
Dynex Capital, Inc.(a)	46,648	440,357

		881,352

Real Estate Investment Trusts 1.93%
American Residential Properties, Inc.(a)(c)(d)(e)	34,000	680,000
Ascendas Real Estate Investment Trust	838,000	1,625,853
Ascott Residence Trust	416,874	464,122
Select Income REIT(a)(c)	18,300	453,291

		3,223,266

Real Estate Management & Development 0.34%
BHG S.A. - Brazil Hospitality Group(d)	26,103	245,413
Sonae Sierra Brasil S.A.	20,825	328,013

		573,426

TOTAL FINANCIALS		44,575,996

Health Care 9.91%
Aetna, Inc.(a)	33,651	1,558,041
Allergan, Inc.(a)(b)	15,000	1,375,950
Amarin Corp. PLC - ADR(a)(d)	47,200	381,848
Catamaran Corp.(a)(d)	14,500	683,095
Community Health Systems, Inc.(a)(b)	82,900	2,548,346
Forest Laboratories, Inc.(a)(b)(d)	45,600	1,610,592
HCA Holdings, Inc.(a)(b)	70,177	2,117,240
Health Management Associates, Inc. - Class A(a)(b)(d)	292,960	2,730,387
Jazz Pharmaceuticals PLC(a)(d)	14,000	744,800
LifePoint Hospitals, Inc.(a)(d)	39,690	1,498,298
Sanofi - ADR(a)	9,030	427,841
WellPoint, Inc.(a)	13,655	831,863

		16,508,301

Industrials 10.02%
Air China, Ltd.	877,283	741,364
Brenntag AG	7,692	1,009,524

	Shares	Value
Industrials (continued)
Cia de Locacao das Americas(c)	207,700	$1,236,563
Covanta Holding Corp.(a)	38,100	701,802
Delta Air Lines, Inc.(a)(b)(d)	159,740	1,896,114
FANUC Corp.	2,500	459,399
Japan Airlines Co., Ltd.(d)	13,000	555,203
Owens Corning(a)(b)(d)	48,996	1,812,362
Sensata Technologies Holding NV(b)(d)	32,245	1,047,318
TransDigm Group, Inc.(a)(b)	17,793	2,426,253
United Continental Holdings, Inc.(a)(b)(d)	71,090	1,662,084
US Airways Group, Inc.(a)(b)(d)	123,194	1,663,119
WABCO Holdings, Inc.(a)(d)	22,868	1,490,765

		16,701,870

Information Technology 13.01%
Advantest Corp.	14,639	227,776
Broadcom Corp. - Class A(a)	11,073	367,734
Canon, Inc.	12,500	481,907
Check Point Software Technologies, Ltd.(a)(d)	4,913	234,055
eBay, Inc.(a)(d)	16,100	821,422
EMC Corp.(a)(b)(d)	70,614	1,786,534
Equinix, Inc.(a)(d)	3,957	815,933
FleetCor Technologies, Inc.(a)(d)	3,100	166,315
Google, Inc. - Class A(a)(b)(d)	10,839	7,688,861
Lenovo Group, Ltd.	745,819	675,494
Mastercard, Inc. - Class A(a)(b)	2,742	1,347,090
Micron Technology, Inc.(a)(b)(d)	375,833	2,386,540
Motorola Solutions, Inc.(a)(b)	27,822	1,549,129
NetApp, Inc.(a)(d)	20,800	697,840
QUALCOMM, Inc.(a)	10,089	625,720
Telecity Group PLC	43,624	557,356
Teradyne, Inc.(a)(d)	110	1,858
ViaSat, Inc.(a)(b)(d)	20,693	804,958
Visa, Inc. - Class A(a)	2,944	446,251

		21,682,773

Materials 2.13%
Graphic Packaging Holding Co.(a)(d)	111,500	720,290
Martin Marietta Materials, Inc.(a)	13,750	1,296,350
WR Grace & Co.(a)(b)(d)	22,900	1,539,567

		3,556,207

Telecommunication Services 2.74%
China Mobile, Ltd.	82,000	954,799
China Telecom Corp., Ltd. - Class H	542,000	301,389

	Shares	Value
Telecommunication Services (continued)
DiGi.Com Bhd	338,000	$584,702
Maxis Bhd	771,900	1,678,592
Philippine Long Distance Telephone Co.	9,414	580,029
Telekom Malaysia Bhd	240,900	475,813

		4,575,324

Utilities 5.37%
Ameren Corp.(a)	27,551	846,367
China Resources Power Holdings Co., Ltd.	286,000	729,866
CMS Energy Corp.(a)(b)	26,000	633,880
Exelon Corp.(a)	47,300	1,406,702
FirstEnergy Corp.(a)	14,709	614,248
National Fuel Gas Co.(a)(b)	16,000	811,040
National Grid PLC - ADR(a)(b)	31,642	1,817,516
NiSource, Inc.(a)(b)	28,012	697,218
OGE Energy Corp.(a)(b)	24,877	1,400,824

		8,957,661

TOTAL COMMON STOCKS (Cost $173,939,980)		186,315,902

EXCHANGE TRADED FUNDS 1.05%
ChinaAMC ETF Series - ChinaAMC CSI 300 Index ETF CNY RQFII(d)	32,469	131,747
CSOP FTSE China A50 ETF CNY RQFII(d)	119,685	165,224
SPDR® Gold Shares(a)(d)	8,923	1,445,615

TOTAL EXCHANGE TRADED FUNDS (Cost $1,738,459)		1,742,586

PREFERRED STOCKS 0.45%
The Goodyear Tire & Rubber Co., 5.875%(a)	15,900	750,639

TOTAL PREFERRED STOCKS (Cost $795,994)		750,639

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 1.56%
Block Financial LLC 11/01/2022, 5.500% (a)	$960,000	988,494
Provident Bank of Maryland 05/01/2018, 9.500% (a)	1,000,000	1,032,926

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
TAM Capital 2, Inc. 01/29/2020, 9.500% (a)(f)	$520,000	$573,664

TOTAL CORPORATE BONDS (Cost $2,518,614)		2,595,084

ASSET/MORTGAGE BACKED SECURITIES 0.27%
Small Business Administration Participation Certificates
Series 2008-20L, Class 1, 12/01/2028, 6.220%(a)	377,479	444,456
TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $377,479)		444,456

GOVERNMENT & AGENCY OBLIGATIONS 21.52%
U.S. Treasury Bonds
11/15/2028, 5.250%	1,185,000	1,634,374
02/15/2031, 5.375% (a)	1,875,000	2,670,411
U.S. Treasury Notes
02/15/2018, 3.500% (a)	3,785,000	4,308,393
05/15/2018, 3.875%	2,000,000	2,323,438
01/31/2019, 1.250% (a)	3,145,000	3,200,283
11/15/2019, 3.375% (a)	5,070,000	5,823,767
05/15/2020, 3.500% (a)	2,590,000	3,005,413
08/15/2020, 2.625% (a)	7,065,000	7,750,524
11/15/2021, 2.000% (a)	4,975,000	5,158,841

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $36,111,821)		35,875,444

	Number of Contracts	Value
CALL OPTIONS PURCHASED 0.00%(g)
Market Vectors Oil Service ETF, Expires January, 2013, Exercise Price $53.33	624	1,560

TOTAL CALL OPTIONS PURCHASED (Cost $106,501)		1,560

	Shares/ Principal Amount	Value
SHORT-TERM INVESTMENTS 16.87%
Money Market Fund
Dreyfus Treasury Prime Money Market Fund (0.000% 7-day yield)(h)	16,621,837	16,621,837

U.S. Treasury Bills
U.S. Treasury Bills Discount Notes
02/07/2013, 0.021%(a)(i)	$4,000,000	3,999,297
04/04/2013, 0.053%(a)(i)	1,500,000	1,499,751
06/20/2013, 0.113%(i)	3,000,000	2,998,521

	Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
10/17/2013, 0.125%(a)(i)	$3,000,000	$2,996,883

		11,494,452

TOTAL SHORT-TERM INVESTMENTS (Cost $28,115,703)		28,116,289

Total Investments - 153.51% (Cost $243,704,551)		255,841,960

Liabilities in Excess of Other Assets - (53.51%)		(89,182,947)

NET ASSETS - 100.00%		$166,659,013

SCHEDULE OF SECURITIES SOLD SHORT (d)	Shares	Value
COMMON STOCK
ASML Holding NV	(6,159)	$(396,701)
Banco Santander S.A.	(211,337)	(1,701,631)
BNP Paribas S.A.	(18,304)	(1,028,875)
Caterpillar, Inc.	(12,196)	(1,092,518)
Core Laboratories NV	(5,300)	(579,343)
Credit Agricole S.A.	(107,144)	(860,433)
Delek US Holdings, Inc.	(13,894)	(351,796)
Deutsche Bank AG	(34,527)	(1,529,201)
Fiat SpA	(67,787)	(339,114)
Intesa Sanpaolo SpA	(392,970)	(674,315)
Petroleo Brasileiro S.A. - ADR	(183,149)	(3,565,911)
Rio Tinto PLC - ADR	(26,945)	(1,565,235)
Sandvik AB	(139,719)	(2,223,679)
Societe Generale S.A.	(19,913)	(744,898)
Vale S.A. - ADR	(26,012)	(545,211)
Wal-Mart Stores, Inc.	(16,500)	(1,125,795)

		(18,324,656)

EXCHANGE TRADED FUNDS
iShares® FTSE China 25 Index Fund	(21,800)	(882,464)
Powershares QQQ Trust Series 1	(107,569)	(7,003,818)
SPDR® S&P 500® ETF Trust	(59,600)	(8,494,192)
United States Natural Gas Fund LP	(103,300)	(1,952,370)
United States Oil Fund LP	(55,504)	(1,851,613)

		(20,184,457)

TOTAL SECURITIES SOLD SHORT (Proceeds $36,770,173)		$(38,509,113)

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings as of December 31, 2012. (See Note 1)
(b)	Loaned security; a portion or all of the security is on loan at December 31, 2012.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, these securities had a total value of $5,642,184 or 3.39% of net assets.
(d)	Non-income producing security.
(e)	Fair valued security; valued by management in accordance with procedures approved by the Fund’s Board of Trustees. As of December 31, 2012, these securities had a total value of $689,164 or 0.41% of total net assets.
(f)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of December 31, 2012, the aggregate market value of those securities was $573,664, representing 0.34% of net assets.
(g)	Less than 0.005% of net assets.
(h)	Less than 0.0005%.
(i)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders

Bhd - Berhad (in Malaysia, a form of a public company)

CSI - China Securities Index Company Limited

CSOP - China Southern Asset Management

ETF - Exchange Traded Fund

LLC - Limited Liability Corporation

LP - Limited Partnership

Ltd. - Limited

NV - Naamloze Vennootschap (Dutch: Limited Liability Company)

PLC - Public Limited Liability

REIT - Real Estate Investment Trust

RQFII - Renminbi Qualified Foreign Institutional Investors

S.A. - Generally designates corporations in various countries, mostly those employing the civil law

SpA - Societa` Per Azioni is an Italian shared company

SAB de CV - Sociedad Anonima de Capital Variable (Spanish Variable Capital Company)

SPDR - Standard & Poor’s Depositary Receipt

S&P - Standard & Poor’s

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entry/Obligation	Shares	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Loss
Morgan Stanley	Bharti Infratel, Ltd.	380,232	1,535,035	30 Bps + 1D FEDEF	1D FEDEF	12/24/2014	$(190,794)

INCOME TAX INFORMATION

Net unrealized appreciation/depreciation of investments based on federal tax costs were as follows:
As of December 31, 2012
Gross appreciation (excess of value over tax cost)	$14,839,815
Gross depreciation (excess of tax cost over value)	(4,346,243)
Net unrealized appreciation	$10,493,572

Cost of investments for income tax purposes	$245,348,388

See Notes to Quarterly Schedule of Investments.

CLOUGH GLOBAL ALLOCATION FUND

NOTES TO QUARTERLY STATEMENT OF INVESTMENTS

DECEMBER 31, 2012 (UNAUDITED)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Allocation Fund (the “Fund”) is a closed-end management investment company that was organized under the laws of the state of Delaware by an Amended Agreement and Declaration of Trust dated April 27, 2004. The Fund is a non-diversified series with an investment objective to provide a high level of total return. Each Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

The net asset value per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund.

Investment Valuation: Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Fund prices its portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security. As of December 31, 2012, securities which have been fair valued represented 0.41% of net assets of the Fund.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments carried at value. The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred. There were no transfers between Levels 1 and 2 during the period ended December 31, 2012:

Clough Global Allocation Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Assets
Common Stocks
Consumer Discretionary	$33,357,856	$–	$–	$33,357,856
Consumer Staples	9,932,146	–	–	9,932,146
Energy	25,732,334	–	–	25,732,334
Energy Infrastructure & Capital Equipment	735,434	–	–	735,434
Financials	43,886,832	680,000	9,164	44,575,996
Health Care	16,508,301	–	–	16,508,301
Industrials	16,701,870	–	–	16,701,870
Information Technology	21,682,773	–	–	21,682,773
Materials	3,556,207	–	–	3,556,207
Telecommunication Services	4,575,324	–	–	4,575,324
Utilities	8,957,661	–	–	8,957,661
Exchange Traded Funds	1,742,586	–	–	1,742,586
Preferred Stocks	750,639	–	–	750,639
Corporate Bonds	–	2,595,084	–	2,595,084
Asset/Mortgage Backed Securities	–	444,456	–	444,456
Government & Agency Obligations	35,875,444	–	–	35,875,444
Purchased Options	1,560	–	–	1,560
Short-Term Investments	28,116,289	–	–	28,116,289

TOTAL	$252,113,256	$3,719,540	$9,164	$255,841,960

Other Financial Instruments

Liabilities
Securities Sold Short	$(38,509,113)	$–	$–	$(38,509,113)
Total Return Swap Contracts**	–	(190,794)	–	(190,794)

TOTAL	$(38,509,113)	$(190,794)	$–	$(38,699,907)

*For detailed industry descriptions, see the accompanying Statement of Investments.

**Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Clough Global Allocation Fund	Common Stock

Balance as of March 31, 2012	$19,963
Accrued discount/ premium	-
Realized Gain/(Loss)	(71,735)
Change in Unrealized Appreciation	71,845
Purchases	-
Sales Proceeds	(10,909)
Transfer into Level 3	-
Transfer out of Level 3	-

Balance as of December 31, 2012	$9,164

Net change in unrealized appreciation attributable to Level 3 investments still held at December 31, 2012	$71,845

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

As of December 31, 2012, the Fund had the following open spot foreign currency contracts:

Spot Foreign Exchange Contracts

Buy/Sell	Foreign Currency Type	Cost USD	Market Value USD	Settlement Date	Unrealized Appreciation/(Depreciation)
Clough Global Allocation Fund
Sell	HKD	$(23,798)	$(23,801)	01/02/2013	$(3)
Sell	MYR	(20,164)	(20,194)	01/02/2013	(30)

		$(43,962)	$(43,995)		$(33)

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Derivatives Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, and warrants. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objective more quickly and efficiently than if it was to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Option Writing/Purchasing: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Written option activity for the nine months ended December 31, 2012 was as follows:

CLOUGH GLOBAL ALLOCATION FUND:

	Written Call Options		Written Put Options

	Contracts	Premiums	Contracts	Premiums

Outstanding, March 31, 2012	23	$40,409	–	$–
Positions opened	2,666	185,897	1,450	1,703,581
Exercised	(23)	(40,409)	–	–
Expired	(1,020)	(89,364)	(250)	(476,993)
Closed	(1,646)	(96,533)	(1,200)	(1,226,588)
Split	–	–	–	–

Outstanding, December 31, 2012	–	$–	–	$–

Market Value, December 31, 2012		$–		$–

Swaps: During the period the Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap agreements traditionally were privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now permits certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Warrants: The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Item 2 - Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL ALLOCATION FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (principal executive officer)

Date:	February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (principal executive officer)

Date:	February 28, 2013

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer (principal financial officer)

Date:	February 28, 2013